SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 15, 2004


                              FAB INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)



        DELAWARE                       1-5901                  13-2581181
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(State or other                      (Commission               (IRS Employer
jurisdiction of incorporation        File Number)            Identification No.)
or organization)


200 MADISON AVENUE
NEW YORK, NEW YORK                                                 10016
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:           (212) 592-2700
                                                    ----------------------------


                                 NOT APPLICABLE
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          (Former name or former address if changed since last report)

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Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 15, 2004, Fab Industries, Inc. issued a press release announcing the sources of its results of operations for the quarter ended May 29, 2004. The press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this item.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FAB INDUSTRIES, INC.


Dated:  July 15, 2004                 By: /s/ Samson Bitensky
                                          -------------------------------
                                          Samson Bitensky
                                          Chairman of the Board
                                             and Chief Executive Officer



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                                INDEX TO EXHIBITS
                                -----------------


    99.1          Press Release, dated July 15, 2004.